                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:        NATIONAL STEEL CORPORATION, ET AL.

CASE NO:          02-08697 THROUGH 02-08738

                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              /s/ Kirk A. Sobecki
                                              ----------------------------------
                                              For the Debtor In Possession

                                              Kirk A. Sobecki
                                              Senior Vice President and Chief
                                              Financial Officer

DATED: October 24, 2002

                                                                    Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
September 1, 2002 to September 30, 2002

I.       National Steel Corporation Unaudited Combined Financial Statements
    A.   Combined Statement of Operations for month ended September 30, 2002
    B.   Combined Balance Sheet as of September 30, 2002
    C.   Combined Statement of Cash Flows for the month ended September 30, 2002
    D.   Notes to the Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)



                                                               Month Ended
                                                              September 30,
                                                                  2002
                                                            ----------------
Net Sales                                                     $    248.6

Cost of products sold                                              216.2
Selling, general and administrative expense                         10.7
Depreciation                                                        13.3
Equity income of affiliates                                         (0.2)
                                                            ----------------
    Income from Operations before Reorganization Items               8.6

Reorganization items                                                 0.2
Financing costs                                                      1.0
                                                            ----------------
    Income before Income Taxes                                       7.4

Income tax expense                                                   0.1
                                                            ----------------

Net Income                                                    $      7.3
                                                            ================

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                           September 30,
                                                               2002
                                                           -------------
ASSETS

Current assets
    Cash and cash equivalents                              $       14.5
    Receivables--net                                              256.2
    Inventories--net                                              337.4
    Deferred tax assets                                             3.2
    Other                                                          33.2
                                                           -------------
       Total current assets                                       644.5
Investments in affiliated companies                                13.2
Property, plant and equipment, net                              1,266.7
Deferred tax assets                                                44.5
Intangible pension asset                                          126.0
Other assets                                                       97.2
                                                           -------------
                                                           $    2,192.1
                                                           =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                       $      111.1
    Salaries, wages, benefits and related taxes                    69.3
    Property taxes                                                 17.3
    Other accrued liabilities                                      52.3
                                                           -------------
       Total current liabilities                                  250.0

Debtor-in-possession financing                                     96.7
Other long-term liabilities                                         0.7

Liabilities subject to compromise                               2,206.7

Stockholders' deficit
    Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                                 0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                         0.2
Additional paid-in-capital                                        491.8
Retained deficit                                                 (461.5)
Treasury stock, at cost:  2,000,000 shares                        (16.3)
Accumulated other comprehensive loss:
     Unrealized loss on derivative instruments                     (0.1)
     Minimum pension liability                                   (376.3)
                                                           -------------
     Total stockholders' deficit                                 (362.0)
                                                           -------------
                                                           $    2,192.1
                                                           =============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)

                                                               Month Ended
                                                              September 30,
                                                                  2002
                                                              -------------
Cash Flows from Operating Activities
Net income                                                      $    7.3
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                                 13.3
       Reorganization items                                          0.2
Changes in assets and liabilities:
       Receivables--trade                                          (23.3)
       Inventories                                                   0.3
       Accounts payable                                              5.0
       Pension liability                                             3.0
       Postretirement benefits                                       4.2
       Accrued liabilities                                           5.5
       Other                                                         3.7
                                                              -------------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                      19.2
Reorganization items (excluding non-cash charges)                   (1.2)
                                                              -------------
Net Cash Provided by Operating Activities                           18.0

Cash Flows from Investing Activities
Purchases of property and equipment                                 (2.0)
                                                              -------------
Net Cash Used in Investing Activities                               (2.0)

Cash Flows from Financing Activities
Borrowings--net                                                     (6.8)
Debt repayments                                                     (4.5)
                                                              -------------
Net Cash Used in Financing Activities                              (11.3)
                                                              -------------

Net Increase in Cash and Cash Equivalents                            9.8
Cash and cash equivalents at the beginning of the period             4.7
                                                              -------------
Cash and cash equivalents at the end of the period              $   14.5
                                                              =============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $7.1 million as of September 30, 2002 and the net loss was $0.2 million for the month ended September 30, 2002.

Preparation of the combined financial statements for the month ended September 30, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended September 30, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended June 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                            Month Ended
                                                           September 30,
                                                               2002
                                                           -------------
        Professional and other fees                           $   2.3
        Vendor settlement                                        (2.3)
        Other                                                     0.2
                                                           ------------
                                                              $   0.2
                                                           ============

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS



NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended September 30, 2002 was approximately $4.2 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                                   September 30,
                                                                        2002
                                                                   -------------
     Accounts payable                                               $    165.2
     Short-term borrowings                                               100.0
     Salaries, wages, benefits and related taxes                          50.9
     Pension liabilities                                                 201.7
     Minimum pension liabilities                                         502.3
     Property taxes                                                       43.7
     Income taxes                                                          7.1
     Other accrued liabilities                                            51.6
     Long-term obligations                                               514.9
     Postretirement benefits other than pensions                         479.6
     Other long-term liabilities                                          89.7
                                                                   -------------
                                                                    $  2,206.7
                                                                   =============

Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation,      CASE NOs.: 02-08697 through 02-08738
           et al.

                            SCHEDULE OF DISBURSEMENTS

                                                                   Month Ended
                                                                  September 30,
  Case No.                                                            2002
-----------                                                      ---------------
   02-08699     National Steel Corporation (Delaware)              $ 210,621,439
   02-08697     Granite City Steel Company                                     0
   02-08698     National Materials Procurement Corporation                     0
   02-08738     National Steel Corporation (New York)                          0
   02-08700     American Steel Corporation                                     0
   02-08704     D.W. Pipeline Corporation                                      0
   02-08707     Granite Intake Corporation                                     0
   02-08713     Great Lakes Steel Corporation                                  0
   02-08715     The Hanna Furnace Corporation                                  0
   02-08719     Hanna Ore Mining Corporation                                   0
   02-08723     Ingleside Channel & Dock Co.                                   0
   02-08728     Ingleside Holdings L.P.                                        0
   02-08731     Ingleside Point Corporation                                    0
   02-08737     Liberty Pipe and Tube, Inc.                                    0
   02-08701     Mid-Coast Minerals Corporation                                 0
   02-08705     Midwest Steel Corporation                                      0
   02-08710     NS Holdings Corporation                                    3,060
   02-08714     NS Land Company                                                0
   02-08717     NS Technologies, Inc.                                          0
   02-08721     NSC Realty Corporation                                         0
   02-08726     NSL, Inc.                                              2,336,515
   02-08729     Natcoal, Inc.                                                  0
   02-08732     National Acquisition Corporation                               0
   02-08735     National Caster Acquisition Corporation                        0
   02-08736     National Caster Operating Corporation                          0
   02-08702     National Casting Corporation                                   0
   02-08706     National Coal Mining Company                                   0
   02-08709     National Coating Limited Corporation                           0
   02-08711     National Coating Line Corporation                              0
   02-08716     National Mines Corporation                                     0
   02-08720     National Ontario Corporation                                   0
   02-08724     National Ontario II, Limited                                   0
   02-08725     National Pickle Line Corporation                               0
   02-08733     National Steel Funding Corporation                             0
   02-08703     National Steel Pellet Company                          7,073,493
   02-08708     Natland Corporation                                            0
   02-08712     Peter White Coal Mining Corp.                                  0
   02-08718     ProCoil Corporation                                    1,299,928
   02-08722     Puritan Mining Company                                         0
   02-08727     Rostraver Corporation                                          0
   02-08730     Skar-Ore Steamship Corporation                                 0
   02-08734     The Teal Lake Iron Mining Company                              0
                                                                 ---------------
                                                                   $ 221,334,435
                                                                 ===============